EXHIBIT 99.1


                             Joint Filer Information
                             -----------------------
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Name of Joint Filer:                                                    GEI, Inc.

Address of Joint Filer:                                                 6604 West Broad Street
                                                                        Richmond, Virginia  23230

Relationship of Joint Filer to Issuer:                                  10% Owner

Issuer Name and Ticker or Trading Symbol:                               Genworth Financial, Inc. (GNW)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                                        6/4/2004

Designated Filer:                                                       GE Financial Assurance Holdings, Inc.

SIGNATURE:

GEI, Inc.


/s/ Briggs Tobin
-------------------------------
Name:  Briggs Tobin
Title: Attorney-in-fact


June 8, 2004
Date

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                                                    General Electric Capital Corporation

Address of Joint Filer:                                                 260 Long Ridge Road
                                                                        Stamford, CT  06927

Relationship of Joint Filer to Issuer:                                  10% Owner

Issuer Name and Ticker or Trading Symbol:                               Genworth Financial, Inc. (GNW)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                                        6/4/2004

Designated Filer:                                                       GE Financial Assurance Holdings, Inc.

SIGNATURE:

General Electric Capital Corporation


/s/ Briggs Tobin
-------------------------------
Name:   Briggs Tobin
Title:  Attorney-in-fact


June 8, 2004
------------
Date

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                                                    General Electric Capital Services, Inc.

Address of Joint Filer:                                                 260 Long Ridge Road
                                                                        Stamford, CT  06927

Relationship of Joint Filer to Issuer:                                  10% Owner

Issuer Name and Ticker or Trading Symbol:                               Genworth Financial, Inc. (GNW)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                                        6/4/2004

Designated Filer:                                                       GE Financial Assurance Holdings, Inc.

SIGNATURE:

General Electric Capital Services, Inc.


/s/ Briggs Tobin
-------------------------------
Name:   Briggs Tobin
Title:  Attorney-in-fact


June 8, 2004
------------
Date

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                                                    General Electric Company

Address of Joint Filer:                                                 3135 Easton Turnpike
                                                                        Fairfield, CT  06828

Relationship of Joint Filer to Issuer:                                  10% Owner

Issuer Name and Ticker or Trading Symbol:                               Genworth Financial, Inc. (GNW)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                                        6/4/2004

Designated Filer:                                                       GE Financial Assurance Holdings, Inc.

SIGNATURE:

General Electric Company



/s/ Briggs Tobin
-----------------------------
Name:   Briggs Tobin
Title:  Attorney-in-fact


June 8, 2004
------------
Date


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